                                                                    EXHIBIT 10.4

                                 PROMISSORY NOTE

Date:                             May ____, 2005

Borrower:                         The Enclaves Group, Inc., a Texas corporation

Borrower's Mailing Address:       2550 E. Trinity Mills Road, Suite 122
                                  Carrollton, Texas 75006

Lender:                           Orinda Capital Partners, L.P., a Texas limited
                                  partnership

Lender's Mailing Address:         8235 Douglas Avenue
                                  Suite 650, LB-65
                                  Dallas, Texas 75225

Principal Amount:                 Seven  Hundred  Eighty-Eight   Thousand  Seven
                                  Hundred Fifty and No/l00 Dollars ($788,750.00)

Interest Rate:                    Ten Percent (10.0%) per annum

Maturity Date:                    December 31, 2005

Interest Rate on Matured,         Eighteen Percent (18%)per annum or the maximum
Unpaid Amounts:                   lawful rate of  interest,  whichever is lesser

Terms of Payment
(principal and interest):

            On the  Maturity  Date,  the entire  unpaid  principal  balance plus accrued  and  unpaid  interest  hereon  shall be due and  payable  in full.  The principal  on this Note may be prepaid at any time in whole or in part from time to time without premium or penalty.

Security for Payment:

            This Note is secured by a Deed of Trust from  Borrower  to a Trustee for the benefit of Lender encumbering the property described therein.

            Borrower promises to pay to the order of Lender the Principal Amount plus  interest  at the  Interest  Rate.  This Note is  payable  at the Place for
Payment and according to the Terms of Payment. All unpaid amounts are due by the
Maturity Date.  After maturity,  Borrower  promises to pay any unpaid  principal balance plus interest at the Interest Rate on Matured, Unpaid Amounts.

            If  Borrower  defaults  in  the  payment  of  this  Note  or in  the performance of any  obligation in any instrument  securing or collateral to this
Note, Lender may declare the unpaid principal balance,  earned interest, and any other  amounts  owed on this Note  immediately  due.  Borrower  and each surety, endorser, and guarantor waive all demand for payment,  presentation for payment, notice of intention to accelerate maturity,  notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

            Borrower also promises to pay reasonable  attorney's  fees and court and other costs if this Note is placed in the hands of an attorney to collect or enforce this Note. These expenses will bear interest from the date of advance at the Interest  Rate on Matured,  Unpaid  Amounts.  Borrower will pay Lender these expenses  and interest on demand at the Place for  Payment.  These  expenses and interest will become part of the debt evidenced by this Note and will be secured by any security for payment.

            Interest  on the debt  evidenced  by this Note will not  exceed  the maximum  rate or amount of  nonusurious  interest  that may be  contracted  for, taken, reserved,  charged, or received under law. Any interest in excess of that maximum  amount will be credited on the  Principal  Amount or, if the  Principal
Amount has been paid,  refunded.  On any  acceleration  or required or permitted prepayment,  any  excess  interest  will  be  canceled  automatically  as of the acceleration  or  prepayment  or, if the excess  interest has already been paid, credited  on the  Principal  Amount or, if the  Principal  Amount has been paid, refunded.  This provision overrides any conflicting  provisions in this Note and all other instruments concerning the debt.

            Each Borrower is responsible for all obligations represented by this
Note.

            When the context  requires,  singular nouns and pronouns include the plural.

                                     ENCLAVES GROUP, INC.,
                                     a Texas corporation

                                     By:    /s/ Daniel G. Hayes
                                            -------------------
                                     Name:  Daniel G. Hayes
                                     Title: President and CEO